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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  May 25, 1999


                            FIRST MARYLAND BANCORP
            (Exact name of registrant as specified in its charter)


                                   Maryland
        (State or other jurisdiction of incorporation or organization)


          1-7273                                    52-0981378
   (Commission File Number)            (I.R.S. Employer Identification No.)


           25 S. Charles Street
            Baltimore, Maryland                         21201
  (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:(410) 244-4000


                                Not Applicable
         (Former name or former address, if changed since last report)
                        ______________________________
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Item 7. Exhibits

(c)  Exhibits

      1.1 Underwriting Agreement, dated May 25, 1999, between First Maryland Bancorp and Salomon Smith Barney Inc., Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc.

     12.1    Statement re computation of ratios for the three months ended March
                       --
             31, 1999, and for the years ended December 31, 1998, 1997, 1996, 1995 and 1994
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 25, 1999                       FIRST MARYLAND BANCORP


                                         By: /s/ DAVID M. CRONIN
                                            ------------------------------
                                             David M. Cronin, Executive Vice
                                             President and Treasurer
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                                 EXHIBIT INDEX
                                 -------------


Exhibit      Description                                           Page
-------      -----------                                           ----

1.1          Underwriting Agreement, dated May 25, 1999, between
             First Maryland Bancorp and Salomon Smith
             Barney Inc., Bear, Stearns & Co. Inc. and
             J.P. Morgan Securities Inc.

 12.1        Statement re computation
                     --
             of ratios